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                                                                  EXHIBIT 10.57


                             TERMINATION AGREEMENT


     This TERMINATION AGREEMENT (this "Amendment") is made this 9th day of August, 2000, by and among ZEFER Corp., a Delaware corporation (the "Company"), GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR Fund VI"), GTCR VI Executive Fund, L.P., a Delaware limited partnership ("Executive Fund"), GTCR Associates VI, a Delaware general partnership ("Associates Fund"), GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Capital"), and GTCR Golder Rauner, L.L.C. ("Golder Rauner"). GTCR Fund VI, Executive Fund and Associates Fund are collectively referred to herein as the "Purchasers" and individually as a "Purchaser."

     WHEREAS, the Company and the Purchasers are parties to that certain Purchase Agreement, dated as of March 23, 1999 (as amended and modified from time to time) (the "Purchase Agreement"); and

     WHEREAS, the Company and the Purchasers and certain stockholders of the Company are parties to that certain Amended and Restated Stockholders Agreement, dated as of May 26, 2000 (as amended and modified from time to time) (the "Stockholders Agreement"); and

     WHEREAS, the Company and Golder Rauner are parties to that certain Professional Services Agreement, dated as of March 23, 1999 (as amended and modified from time to time) (the "Services Agreement"); and

     WHEREAS, the parties hereto wish to clarify that the Purchase Agreement, the Stockholders Agreement and the Services Agreement shall terminate upon the closing (the "Closing") of the Company's initial public offering of its common stock pursuant to an effective registration statement under the Securities Act of 1933 (the "IPO");

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Purchase Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing.

     2. The Stockholders Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing.

     3. The Services Agreement, and the rights and obligations of each party thereto, shall terminate effective upon the Closing. The parties hereto confirm that no placement fees will be payable by the Company to GTCR in connection with the IPO.

     4. Subject to the Closing, the parties hereto hereby mutually release and forever discharge each other, and their respective employees, officers, directors, agents, attorneys, successors, subsidiaries, and affiliates from any and all liabilities, obligations, disputes, suits, causes of action and all other claims of every kind and nature which they now have or ever had
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which arise out of or in connection with the Purchase Agreement, the
Stockholders Agreement and the Services Agreement. The parties hereto further agree and acknowledge that there are no amounts due or payable pursuant to any other party pursuant to the terms of the Purchase Agreement, the Stockholders Agreement or the Services Agreement.

     5. This Agreement may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.


                 [Remainder of Page Intentionally Left Blank]
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                              ZEFER CORP.

                              By: /s/ Sean W. Mullaney
                                  --------------------
                              Its: Executive Vice President



                              GTCR GOLDER RAUNER, L.L.C.

                              By: /s/ Philip A. Canfield
                                  ----------------------
                              Its: Principal


                              GTCR FUND VI, L.P.

                              By:  GTCR Partners VI, L.P.
                              Its: General Partner

                              By:  GTCR Golder Rauner, LLC
                              Its: General Partner

                              By: /s/ Philip A. Canfield
                                  ----------------------
                              Its: Principal



                    Signature Page to Termination Agreement
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                              GTCR VI EXECUTIVE FUND, L.P.

                              By:  GTCR Partners VI, L.P.
                              Its: General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its: General Partner

                              By: /s/ Philip A. Canfield
                                  ----------------------
                              Its: Principal


                              GTCR ASSOCIATES VI

                              By:  GTCR Partners VI, L.P.
                              Its: Managing General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its: General Partner

                              By  /s/ Philip A. Canfield
                                  ----------------------
                              Its: Principal


                              GTCR CAPITAL PARTNERS, L.P.

                              By:  GTCR Mezzanine Partners, L.P.
                              Its: General Partner

                              By:  GTCR Partners VI, L.P.
                              Its: General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its: General Partner

                              By:  /s/ Philip A. Canfield
                                   ----------------------
                              Its: Principal



                    Signature Page to Termination Agreement